SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     ---------------------------------------


                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 2, 2000


                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                          Commission File Number 0-9439


            TEXAS                                            74-2157138
---------------------------------                    ---------------------------
  (State or other Jurisdiction                            (I.R.S. Employer
of incorporation or organization)                        Identification No.)


1200 SAN BERNARDO, LAREDO, TEXAS                             78040-1359
---------------------------------                    ---------------------------
     (Address of principal                                   (ZIP Code)
       executive offices)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611


                                      NONE
                      ------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

      On February 23, 2000, International Bancshares Corporation issued a news release announcing Annual 1999 Earnings, attached hereto and filed herewith as
Exhibit 99 and is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99) News release of International Bancshares Corporation dated February 23, 2000.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             INTERNATIONAL BANCSHARES CORPORATION
                              (Registrant)


                             By: /s/ DENNIS E. NIXON
                                -----------------------------
                                 DENNIS E. NIXON, President,
                                 and Chief Executive Officer

Date: March 2, 2000

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
                                  EXHIBIT INDEX

EXHIBIT                                                                  PAGE
 NUMBER                        DESCRIPTION                              NUMBER
-------                        -----------                              ------
   99                 News Release of International                        5
                      Bancshares Corporation dated
                      February 23, 1999.

Contact:

Dennis E. Nixon
Chairman & CEO
International Bancshares Corporation
(956) 722-7611

Katie Brickman
Taylor West Advertising
(210) 826-8899

FOR IMMEDIATE RELEASE:

         INTERNATIONAL BANCSHARES CORPORATION REPORTS ANNUAL 1999 EARNINGS

LAREDO, Texas--(BUSINESS WIRE)--February 23, 2000--International Bancshares Corporation (NASDAQ:IBOC) today reported solid growth in earnings for the fourth quarter of 1999 of $16.4 million or $.95 per share - basic ($.94 per share - diluted) compared to $13.9 million or $.79 per share - basic ($.77 per share - diluted) in the corresponding 1998 period. Earnings for the year ended December 31, 1999 were $66.2 million or $4.11 per share - basic ($4.03 per share - diluted) compared to $53.7 million or $3.30 per share - basic ($3.22 per share diluted) in the corresponding 1998 period.

      Dennis E. Nixon, CEO and chairman of the board, stated that the Company's fourth quarter earnings represent an 18% increase over the corresponding 1998 period. "I'm extremely pleased with the results for the fourth quarter, coming on the heels of very strong earnings performance in the first three quarters of 1999," he said. "The Company's year to date 1999 performance is 23% ahead of 1998, reflecting very favorably on IBC's commitment to superior earnings." "Furthermore, IBC reached a new earnings milestone by surpassing the $100 million dollar mark in pre-tax profits by reporting $103 million for 1999 compared to $78 million in 1998, a 32% increase."

      "In terms of earnings per share, these earnings results translate into a 25% increase in diluted earnings per share for the year ended December 31, 1999, truly demonstrating that IBC is 'doing more' for each shareholder."

                                                          DECEMBER 31,
                                                -------------------------------
                                                    1999              1998
                                                -------------     -------------
                                                     (DOLLARS IN THOUSANDS,
                                                     EXCEPT PER SHARE DATA)

    Interest income .........................   $     340,736     $     326,174
    Interest expense ........................        (185,205)         (181,909)
                                                -------------     -------------
    Net interest income .....................         155,531           144,265
    Provision for possible
       loan losses ..........................          (6,379)           (8,571)
    Non-interest income .....................          60,966            41,698
    Non-interest expense ....................        (106,983)          (99,047)
                                                -------------     -------------

    Income before income taxes ..............         103,135            78,345
    Income taxes ............................         (36,887)          (24,620)
                                                -------------     -------------

    Net income ..............................   $      66,248     $      53,725
                                                =============     =============

    Net income per common share:
       Basic ................................   $        4.11     $        3.30
       Diluted ..............................   $        4.03     $        3.22

      Income before goodwill charges ("cash" earnings), which excludes the amortization of core deposit intangibles and goodwill, increased 22% to $69.8 million or $4.33 per share - basic ($4.25 per share - diluted) compared to $57.3 million or $3.52 - per share - basic ($3.43 per share - diluted) in the corresponding 1998 period. The table below reconciles reported earnings to net income excluding intangible amortization to help facilitate peer group comparisons.

                                                              DECEMBER 31,
                                                         ----------------------
                                                           1999          1998
                                                         --------      --------
                                                         (Dollars in Thousands,
                                                         except per share data)

      Reported net income .............................  $ 66,248      $ 53,725
      Amortization of intangible assets ...............     3,898         3,936
      Income tax adjustment ...........................      (309)         (322)
                                                         --------      --------

      Income before goodwill charges ..................  $ 69,837      $ 57,339
                                                         ========      ========

      Income before goodwill charges per common share:
           Basic ......................................  $   4.33      $   3.52
           Diluted ....................................      4.25          3.43

      Total assets at December 31, 1999, were $5.4 billion compared to $4.9 billion at December 31, 1998. Deposits at December 31, 1999, were $3.5 billion compared to $3.4 billion at December 31, 1998.

      IBC is a $5.4 billion multi-bank holding company headquartered in Laredo, Texas, with over 90 facilities and 176 ATM's serving 28 communities including Houston, San Antonio, Corpus Christi, McAllen, Brownsville, Port Lavaca, Zapata and throughout the Rio Grande Valley and the Texas Gulf Coast.

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts contain forward looking information with respect to plans, projections or future performance of IBC and its subsidiaries, the occurrence of which involve certain risks and uncertainties detailed in IBC's filings with the Securities and Exchange Commission.

Copies of IBC's SEC filings and Annual Report (as an exhibit to the 10-K) may be downloaded from the Internet at no charge from FreeEDGAR, a real-time access to SEC filings site located at http://www.freeedgar.com.

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